                                     ROYCE
                                   MICRO-CAP
                                     TRUST




                                 ANNUAL REPORT
                               December 31, 1995

The Royce Funds, Inc.

                                                     1414 Avenue of the Americas
                                                         New York, NY 10019
                                                           (212) 355-7311
                                                           (800) 221-4268

Dear Stockholder:

   Harold Geneen, former CEO of the giant conglomerate ITT Corp., once offered the following advice: 'In the business world, everyone is paid in two coins: cash and experience. Take the experience first; the cash will come later.' In 1995, however, the formula seemed to be reversed as investors were paid with 'cash' in the form of high stock market returns. One can only wonder when investors will be paid with 'experience.'

'ABLE TO LEAP TALL BUILDINGS
IN A SINGLE BOUND'

 [GRAPHIC]           This familiar phrase describes popular superhero Superman, but it could also reflect 1995's stock market performance. 1995, like Superman, was extraordinary by any standard of measurement. The large-cap oriented S&P 500, which was up 37.5%, had its best calendar year return since 1958. Propelled by strong performance in 1995's first two quarters, the S&P 500 took a breather in the third quarter only to resume a leadership role in the final quarter of the year. Small-cap securities emerged as performance leaders in the middle of the year, but were unable to keep up with the 'faster than a speeding bullet' S&P 500. For the year, the Russell 2000 index of small-cap companies was up 28.4%.

   ROYCE MICRO-CAP TRUST, INC.'S ('OTCM') micro-cap value orientation, which has served its stockholders well since its inception on December 14, 1993, was no match for the performance of the raging bull market of 1995. Just as 'small and micro-cap' under-performed large-cap, 'value' under-performed growth within the investment category. Also, a low exposure to the market's best performing sector, technology, and an above-average exposure to the industrial cyclical and service sectors acted like kryptonite in holding back the Fund's relative short-term performance. Nevertheless, OTCM's risk-averse style produced a 22.9% return in 1995 on a net asset value basis, quite reasonable on an absolute basis. OTCM's 1995 total return based on market value was 19.8%.

   The Fund now has $100 million in net assets and two years of performance history. NAV average annual total return performance for the Fund since inception was 13.9%, in line with the returns of 13.9% and 13.0%, respectively, for the Russell 2000 and S&P Small Cap 600, but trailing the 17.9% return of the technology laden Nasdaq Composite. We believe that managing risk is critical to delivering above average long-term returns in this dynamic sector.

THE RELEVANCE OF RELATIVE PERFORMANCE

   At some point in every modern bull
market, generally at the later                 [GRAPHIC]
stages, the concept of relative
performance becomes dominant in any
discussion of investment results. As prospects of financial loss become distant memories, investors shift their focus from absolute gains to relative rewards. Investment strategies are changed, portfolio managers are replaced and solid results are ignored in the quest for better relative performance. The problem is . . . . you can't eat relative performance! The whole concept dies quickly in a period of negative returns. When markets turn south, new car purchases are deferred and vacation plans are canceled, relative performance soon becomes irrelevant. While relative performance may make a great conversation topic at the cocktail party, it is positive absolute returns, compounded at reasonable rates, which put dinner on the table.

THE VALUE IN VALUE INVESTING

   A basic premise of value investing is that stocks, like other goods and services, should be purchased at the most attractive prices possible, preferably at a discount to their 'intrinsic worth.' The reality for most investors is just the opposite. In other words, investor comfort levels and, therefore, demand increase when prices rise, and diminish as prices decline. The higher a stock rises, the greater the perceived opportunity.

   Value investing, on the other hand, takes a contrary view to this highly emotional process. By systematically reducing risk when others ignore it and taking risk when it is feared, one can capitalize on valuation discrepancies (opportunities) which develop from time to time. The greatest risk that the value investor confronts is the loss of either patience or discipline when faced with the prospect of being out-of-sync with the market. THE VALUE IN 'VALUE
INVESTING' IS TO PROVIDE A COHERENT SYSTEM FOR RATIONAL DECISION MAKING . . . .
THE PURPOSE OF WHICH IS TO COMPOUND WEALTH WHILE MINIMIZING RISK. ITS BASIC PREMISE IS THAT THE PRICE ONE PAYS FOR AN INVESTMENT MAKES A SIGNIFICANT DIFFERENCE IN THE RETURN ONE RECEIVES.

WHAT WE DO

                Royce Micro-Cap Trust uses a risk-averse approach to invest in
[GRAPHIC]    the securities of companies with market capitalizations below $300 million, the sector known as 'micro-cap.' Experience tells us that paying attention to risk does not diminish long-term results, although individual market phases may not always confirm this assumption's validity.

   Our approach attempts to understand and value a company's 'private worth.' Private worth is what we believe the company would bring if the entire enterprise were sold in a private transaction to a rational buyer. The price we will pay for a security must be significantly under our appraisal of its private worth. The consistent use of this discipline, applied to less well-known securities, is the source of our performance.

NO OTHER PLACE WE WOULD RATHER BE

   While the Fund focuses on companies with market caps below $300 million, our weighted average and median market caps are actually much lower; $150 million and $109 million, respectively, at December 31, 1995. Although our orientation is micro-cap stocks, the capitalization of our picking universe is by no means tiny. The micro-cap segment is huge in numbers, with over 6,000 companies valued at more than $300 billion in total market capitalization. It is both robust and perpetuating; IPO's, spin-offs and reorganizations create hundreds of new prospects each year. The micro-cap sector is rich in opportunity and easily accommodates our strategy given the size of the investable universe.

HOW IT WORKS

   Our approach to investing in
individual small-cap companies                 [GRAPHIC]
has proven long-term benefits,
but can be both unpredictable and frustrating in the near-term. We believe that the stock market in the short-term is a polling place, and in the long-term, a highly efficient weighing device. While our ultimate success will continue to be driven by the process of 'weighing the true value' of the small companies in which we have invested, the following provides a brief glimpse of some of last year's 'election results.'

IDEAS THAT WORKED

   During calendar 1995, the usual
but somewhat arbitrary measurement                [GRAPHIC]
period of choice, each of these companies made meaningful positive contributions to our overall performance. More importantly, they represent specific examples of our discipline at work. Royce Micro-Cap Trust's BEST PERFORMERS, as measured by dollar impact to the portfolio, were:

SECURITY                          % GAIN     $ GAIN
--------                          ------    --------

Penn Eng. & Manufact. Corp.        130%     $818,125
Conso Products Co.                  86%     $709,898
Dreco Energy Services, Ltd.        133%     $704,062
MDL Information Systems, Inc.      175%     $568,676
Chemfab Corporation                 68%     $566,050

   The most interesting insight to be found in last year's winners is the variety of circumstances through which micro-cap opportunities present themselves. Conso Products and MDL Information Systems were newly created public companies that received a cool initial reception and fell below most investors' radar screens. Later, after we had accumulated our position, they were re-discovered to be rapid growth stocks. Penn Engineering & Manufacturing, through the sheer strength of its long-term superior results, was discovered by other small-cap investors in 1995. Dreco Energy Services and Chemfab are examples of once successful small companies which had to take time out to resolve growing pains, but now appear to be back on track for rapid expansion.

GOOD IDEAS AT THE TIME

                    Our greatest opportunities often occur when we identify good
[GRAPHIC]       businesses which have fallen from favor due to some sort of short-term, but correctable, problem. Even the best micro-cap companies are not immune to the flu. Usually, if their balance sheets are strong and they have a solid history of high internal returns, these companies will rebound. Although recoveries can take longer than we anticipate, we are generally rewarded for our persistence. Unfortunately, a few of our investments never recover. The five WORST PERFORMERS in 1995, as measured by dollar impact, were:

SECURITY                          % LOSS     $ LOSS
--------                          ------    --------

Midwest Grain Products, Inc.        53%     $402,874
K-Swiss, Inc.                       45%     $305,232
Suzy Shier, Ltd.                    40%     $214,043
Int'l Imaging Materials, Inc.       20%     $208,125
Thomaston Mills, Inc.,              20%     $204,500

   Of these five losers, Midwest Grain Products appears to have the best prospects for a quick and full recovery. Its problems and therefore performance stem from a difficult year in the prices and quantities of the grains it processes. After selling the position to realize our loss, we have since reestablished our position. While the weatherman may have a better feel for Midwest's short-term outlook, we remain confident about the long run. K-Swiss (sneakers), Suzy Shier (apparel retailing) and Thomaston Mills (textiles) were all victims of the difficult retailing environment in 1995. While their small size has rendered these companies vulnerable to ever changing consumer habits, strong balance sheets should allow these 'performance challenged' holdings to recover down the road. Finally, International Imaging Materials, one of our very few forays into technology, got caught in the 'tech-wreck' of 1995's fourth quarter. The good news is that in aggregate, our five worst investments combined had less than a 1.5% negative impact on the Fund's performance in 1995.

ANYTHING BUT TYPICAL

   What do you get when interest rates fall precipitously, inflation is low, demand for equities is strong and corporate earnings outpace analysts' estimates? Answer: the LAST FIVE YEARS (actually the last 5 1/4 years)! The last five years have been an exceptional period for equity investing, one in which all the 'right stuff' was in place. Consider the following:

   There has not been a correction of 10% or more for the S&P 500 or 15% or more for the Russell 2000 since October of 1990, the longest stretch ever for both indices.

   The last five years were an anomaly in that a full market cycle did not take place, but rather a trough (bottom) to peak (top) experience only.

   It was the best (in terms of return and duration) trough to peak period in the 17 year history of the Russell 2000.

   It was only the 8th time out of 49 quarterly trailing five year return periods that the Russell 2000 generated a 20%+ average annual return.

   Within this market cycle, short-term interest rates had one of their most significant declines -- three month T-bills went from 8.2% in September 1989 to 2.7% in September 1992.

   It was one of the least volatile periods on record, and especially so in the years 1993, 1994 and 1995.

   Very simply, the last five years were a period in which risk and reward were synonymous and one in which risk management provided virtually no benefit. It's highly likely that we have completed the best five year performance period for this decade.

CAUSE OR EFFECT

                     An interesting aspect of this five year rise in both stocks
[GRAPHIC]         and bonds is the ever increasing participation of individual investors. Demand for liquid securities has grown to
proportions that now cloud our understanding as to whether it is the cause or the effect of this bull market. While it seemed clear several years ago that repeated and uninterrupted gains in stocks and bonds would heighten mass appeal, few predicted the growing appetite we have today. Now, armed with demographic studies and a healthy dose of 20-20 hindsight, it is the consensus belief that our population has become a nation of savers and that demand for stocks will remain steady, if not grow. In fact, it is that very same demand which is believed to ensure future success and prevent any major reversal in market fortunes.

   We are a bit uncomfortable with this widely held assumption of continuous prosperity. Just as rising markets initially created greater demand for equities, corrections could dampen enthusiasm. We think there may be limits as to how long individuals will forgo consumption in pursuit of savings. Furthermore, we know there are alternative investments, like real estate or natural resources, at times more attractive, for individuals to pursue. Finally, we are certain, particularly in a global economy, that an ample supply of securities can be created to meet and even exceed investors' demands. The suggestion that continued success is nearly guaranteed by demand is an absurd proposition. WE REMAIN MOST ASTONISHED, NOT WITH THE MAGNITUDE OF INVESTOR APPETITE FOR STOCKS, BUT THE NEARLY UNIVERSAL ASSUMPTION OF ITS PERMANENCE.
THE REAL WORLD IS CYCLICAL AND SO ARE ITS MARKETS.

A NEW ERA ?

   As the bull market enters its sixth year
uninterrupted by normal corrections, we find        [GRAPHIC]
ourselves asking (and more to the
point, others asking us) is this a new era in investing? Have changes in national demographics and attitudes and, therefore, investing patterns evolved to the point where traditional assumptions are obsolete? By sticking to our own time tested and cycle proven discipline, have we become the 'Clark Kent' of the investment world, permanently nerdy within the new order?

   We believe fundamental economic principles and human nature remain unchanged in the '90s. Our national economy has not entered a new era of accelerated growth. In fact, we would argue the opposite. American corporations, despite restructuring and down-sizing, are not measurably more profitable if cumulative retained earnings are any gauge. We still believe that individual investors are motivated by fear and greed. In the current environment, greed has driven fear from the investment dictionary.

   Before long, we expect some normal balance in people's spending habits to resume. Appetites for mutual fund investing may moderate in favor of consumption or debt repayments. Weak sectors of our economy like apparel retailing and infrastructure construction will recover. Basic commodity prices could rise and equities would once again represent long-term interests in business, as opposed to trading vehicles. Absolute return goals, previously forgotten, will regain the spotlight.

THE NEXT FIVE YEARS WILL BE DIFFERENT

   'It is not the going out of port, but the coming in, that determines the success of a journey.' Henry Ward Beecher

   It's not likely that the next five years will rival the previous five in terms of 'ideal wind conditions' or 'spectacular performance.' History tells us that periods of high valuation and high return are usually followed by periods of lower, less dynamic returns. Historical performance returns are built with periods of over-performance and periods of under-performance and, over the long-term, small-cap stocks have averaged approximately 12.5% per annum, not the 20% provided by the last five years. (1926 - 1995; source: Ibbotson and Associates). We see no reason why performance should not revert to the mean and, thus, a period of lower five year returns is likely.

   The primary driver behind the most recent rally (and almost 15 years of a strong market) has been interest rates. Although short-term rates remain at the lower end of their trading range, it's the change in interest rates and not the absolute level, which drives price earnings multiples and stock prices. The magnitude of the decline in interest rates is virtually not repeatable. Consequently, a further decline in interest rates will not have the same favorable impact on stock prices, no matter how bullish one is on rates.


           IMPACT OF INTEREST RATES ON STOCK MARKET PERFORMANCE

                                 [GRAPH]

       LONG-TERM GOVERNMENT BOND YIELDS AND DOW JONES INDUSTRIAL AVERAGE




   The last five years were also unique in that never in our nation's history have so many traditional bank savers become stock market investors. The primary reason for the massive level of CD conversions has been the high returns afforded stock market investors compared to the declining returns available in traditional bank products. A strong contributing factor has been the stock market's lack of volatility. Volatility has been so low that new investors have been lulled by the apparent 'safety' of equity investing. Volatility, which has always been a part of the investment equation, is likely to resurface and resume a more normal course as background conditions change.

TIME FOR CHANGE . . WE THINK NOT

   We have been discussing what has
happened. Now it's time to                      [GRAPHIC]
talk about what has not happened.

   First, we have not changed our investment time horizon even though it seems the rest of the world has. We view companies and investment performance with the same long-term horizon because attractive valuations and returns, like the planting and harvesting seasons, are never one and the same. Although our risk-averse approach has worked against us in the most recent performance period, it has provided very decent returns in the context of history.

   Second, we have not changed our underlying investment premise, that a disciplined approach to investing in high quality, micro-cap companies using absolute valuation standards can provide attractive long-term returns. Experience tells us that failure to 'stay the course' results in failure.

   Third, the natural laws of gravity and market cycles have not been rescinded.

   And finally, our confidence in the ultimate outcome of our approach has not changed. We expect our approach to micro-cap investing to have both an absolute and relative pay-off as it has in the past. Your continued confidence is appreciated.

   Yours faithfully,

    CHARLES M. ROYCE        Jack E. Fockler, Jr.
    Charles M. Royce         W. Whitney George
      President               Vice Presidents

February 15, 1996


---------------

NOTE:  S&P  500  and  Russell  2000  are  unmanaged  indices  and  include   the
reinvestment of dividends.

FUND HIGHLIGHTS                                    December 31, 1995
                                                   ------------------
                     Net Assets                          $100,065,366
                     Net Asset Value Per Share                  $8.89
                     Market Price Per Share                     $8.00
                     Shares Outstanding                    11,258,010

--------------------------------------------------------------------------------

FINANCIAL REVIEW

The table below represents the total returns of the Fund on two separate bases. NAV total return is the compound rate of return, using net asset values, on an amount invested in the Fund throughout the stated period and assumes the reinvestment of dividend and capital gain distributions and primary participation in rights offerings. Stockholders are able to reinvest distributions, and purchase shares through rights offerings, at prices which have historically been below NAV, and without commission costs. NAV return is the most meaningful measurement of a continuous stockholder's progress. Market Value total return presents similar information, but values the Fund at market rather than NAV and therefore reflects the actual experience of a stockholder, before commission costs, who bought and sold shares of the Fund at the beginning and ending dates.

Period Ended                        NAV         Market Value    S&P     Russell            S&P                  Nasdaq
December 31, 1995               Total Return    Total Return    500     2000`D'      SmallCap 600`D'         Composite`D'
-----------------               ------------    ------------    ----    -------    --------------------    -----------------
3 Months                             0.5%            0.1%        5.9%      2.2%              0.4%                  0.8%
6 Months                             9.1            13.7        14.4      12.3              13.3                  12.7
1 Year                              22.9            19.8        37.5      28.4              30.0                  39.9
Average Annual Total
  Return From Inception*            13.9             6.4        18.0      13.9              13.0                  17.9

`D' The S&P 500, Russell 2000 and S&P SmallCap 600 are unmanaged indices and include the reinvestment of dividends. The Nasdaq Composite is unmanaged.
    Source: Frank Russell Co.

 *  Inception date - December 14, 1993

The results presented in this Report represent past performance and should not be considered representative of the 'total return' from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and net asset and market values of Fund shares will fluctuate, so that the shares may be worth more or less than their original cost when sold.

HISTORY SINCE INCEPTION

The following table details the share accumulation history of an initial investor in the Fund who reinvested all distributions and participated fully in the rights offering. By reinvesting all distributions and fully participating in the rights offering, an investor maximizes his returns. This table should be read in conjunction with the Financial Review of the Fund (see page 8).

                                     Amount      Purchase                  NAV         MKT
              History               Invested      Price       Shares      Value       Value
              -------               --------     --------     ------     -------     -------
12/14/93      Initial Purchase       $7,500       $7.500      1,000      $ 7,250     $ 7,500

10/28/94      Rights Offering         1,400        7.000        200

12/19/94      Distribution $.05                    6.750          9      $ 9,163*    $ 8,462*

12/07/95      Distribution $.36                    7.500         58
--------------------------------------------------------------------------------------------
12/31/95                             $8,900                   1,267      $11,264     $10,136
--------------------------------------------------------------------------------------------

* Value as of December 31, 1994.



The Board of Directors has given the Fund's management the discretionary authority to cause the Fund to repurchase up to 300,000 shares of its common stock in transactions through December 31, 1996. Such repurchases would be effected at a price per share less than the then current net asset value, but not in excess of the then prevailing market price.

                            ------------------------

The Board of Directors of the Fund is authorized to offer stockholders an opportunity to subscribe for additional shares of common stock of the Fund through rights offerings at a price per share that may be less than the then current net asset value of the Fund's common stock. The timing and terms of any such offerings are left to the Board's discretion.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN

WHAT IS THE DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN?

     Distributions of net investment income, if any, and capital gains are normally made in December. The Fund's Distribution Reinvestment and Cash Purchase Plan (the 'Plan') offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund, increasing your holdings in the Fund. Reinvestment of the annual distribution is done at market price, without commissions. The number of shares to be issued to a stockholder will be determined by dividing the amount of the distribution payable to the stockholder by the last reported sale price of a share of the Fund's common stock on the valuation date, which follows the record date.

     The Plan also allows registered stockholders to make optional cash investments in shares of the Fund's common stock through the Plan Agent and to deposit certificates representing Fund shares with the Plan Agent for safekeeping. Registered stockholders should refer to the Plan document for information on these options.

HOW DO REGISTERED STOCKHOLDERS PARTICIPATE IN THE PLAN?

     If your shares are registered directly with the Fund, you are automatically a participant in the Plan unless you have instructed the Plan Agent in writing otherwise. The Plan Agent must receive the instructions not less than 10 days prior to the record date for a distribution in order to be effective for that distribution. A registered stockholder may also receive the distribution in the form of a stock certificate for the full shares and a check for the fractional share if the Plan Agent is properly notified. Stockholders who elect to not participate in the Plan will receive all distributions in cash, paid by check and mailed directly to the stockholder by State Street Bank and Trust Company, dividend paying agent and Plan Agent.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM, BANK OR OTHER NOMINEE?

     If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, we still expect them to automatically reinvest distributions on your behalf. Please consult with your brokerage firm, bank or other nominee to be certain that it is reinvesting distributions on your behalf. If your nominee is unable to reinvest distributions on your behalf, you should instruct your nominee to have your shares registered in your name in order to participate.

HOW WILL I KNOW HOW MANY SHARES I HAVE?

     The Plan Agent maintains the account for registered stockholders in the Plan and sends written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a shareholder meeting or by proxy. A participant may also send other stock certificates held by them to the Plan Agent to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. The Plan Agent's fees for the processing of the distribution reinvestment are paid for by the Fund. A participant may terminate his account under the Plan by written notice to the Plan Agent. Termination will be effective as described in the Plan. If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

WHAT IF I NEED MORE INFORMATION?

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Royce Micro-Cap Trust, Inc. Distribution Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, PO Box 8200, Boston MA 02266-8200, (800) 426-5523.

                               PORTFOLIO SUMMARY

The following information is provided as a 'bird's eye' view of the Royce Micro-Cap Trust portfolio. For a more complete picture, the full portfolio and accompanying financial statements should be read in their entirety.
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

                                                                            Value           % of Net Assets
                                                                       ---------------      ---------------
Common Stocks.....................................................      $   94,530,786            94.5%
Preferred Stocks..................................................             598,375             0.6
Cash & Other Net Assets...........................................           4,936,205             4.9
                                                                       ---------------         -------
Total Net Assets..................................................      $  100,065,366           100.0%
                                                                       ---------------         -------
                                                                       ---------------         -------

--------------------------------------------------------------------------------

PORTFOLIO DIAGNOSTICS

Weighted Average Market Capitalization (Total Portfolio)...........        $150 Million
Median Market Capitalization (Total Portfolio).....................        $109 Million
Weighted Average P/E Ratio (100 Largest Positions).................        13.2x
Weighted Average P/B Ratio (100 Largest Positions).................         1.6x
Weighted Average Portfolio Yield (100 Largest Positions)...........         1.3%

--------------------------------------------------------------------------------

COMMON STOCK SECTORS

                                                                        % of Net Assets
                                                                        ---------------
Industrial Cyclicals...............................................           23.3%
Financial..........................................................           16.1
Services...........................................................           12.7
Consumer Durables..................................................           11.9
Energy.............................................................           10.1
Retail.............................................................            8.0
Technology.........................................................            7.6
Consumer Staples...................................................            2.8
Health.............................................................            1.5
Utilities..........................................................            0.5

--------------------------------------------------------------------------------

TOP TWENTY POSITIONS

                                                                              Value           % of Net Assets
                                                                         ---------------      ---------------
   1  Conso Products Co. ...........................................       $ 1,535,738               1.5%
   2  The Dress Barn Inc. ..........................................         1,401,263               1.4
   3  Trenwick Group Inc. ..........................................         1,383,750               1.4
   4  Tide West Oil Company.........................................         1,270,625               1.3
   5  Tom Brown, Inc. ..............................................         1,216,800               1.2
   6  Florida Rock Industries, Inc. ................................         1,216,800               1.2
   7  Juno Lighting, Inc. ..........................................         1,184,000               1.2
   8  The Rival Company.............................................         1,174,838               1.2
   9  Ash Grove Cement Company......................................         1,150,000               1.1
  10  Richardson Electronics, Ltd. .................................         1,130,900               1.1
  11  Chemfab Corporation...........................................         1,129,800               1.1
  12  DUFF & PHELPS CREDIT RATING CO. ..............................         1,101,125               1.1
  13  Frozen Food Express Industries, Inc. .........................         1,093,750               1.1
  14  Life Technologies, Inc. ......................................         1,051,850               1.1
  15  Dreco Energy Services Ltd. Cl. A..............................         1,047,250               1.0
  16  Matthews International Corporation Cl. A .....................         1,033,500               1.0
  17  Landauer, Inc. ...............................................         1,022,250               1.0
  18  Vallen Corporation............................................           981,250               1.0
  19  Penn Engineering and Manufacturing Corp. .....................           970,000               1.0
  20  Oshkosh Truck Corporation Cl. B...............................           943,975               0.9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ROYCE
MICRO-CAP
TRUST, INC.

FINANCIAL STATEMENTS

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.5%

                                              Value
 Shares                                      (Note 1)
CONSUMER DURABLES -- 11.9%
  153,300  *Aldila, Inc. ................. $    651,525
   21,625   Allen Organ Company Cl. B.....      910,953
   23,107  *Bell Industries, Inc. ........      519,908
   28,400   First Years Inc. .............      617,700
   53,200   Garan Incorporated............      897,750
    6,200   Johnson Worldwide Associates,
              Inc. Cl. A..................      139,500
   74,000   Juno Lighting, Inc. ..........    1,184,000
   34,100   Justin Industries, Inc. ......      375,100
   15,000   K-Swiss Inc. Cl. A............      163,125
   42,000  *Kit Manufacturing Co. ........      588,000
   96,140  *Lifetime Hoan Corporation.....      889,295
   15,700  *Marisa Christina,
              Incorporated................      266,900
   53,000   Matthews International
              Corporation Cl. A...........    1,033,500
   10,000  *Maxwell Shoe Company Inc. Cl.
              A...........................       55,000
   11,900   McRae Industries, Inc. Cl.
              A...........................       92,225
    1,000  *Piercing Pagoda, Inc. ........       18,000
   22,200   Rauch Industries, Inc. .......      280,275
   53,100   The Rival Company.............    1,174,838
   61,500  *River Oaks Furniture..........      384,375
   28,200  *The Sirena Apparel Group,
              Inc. .......................      176,250
    4,100   Skyline Corporation...........       85,075
   10,000   Thomaston Mills, Inc. Cl. A...      126,250
    9,500   Thor Industries, Inc. ........      184,063
   25,000  *The Topps Company, Inc. ......      128,125
   10,000   Wellco Enterprises, Inc. .....      150,000
   19,600   Weyco Group, Inc. ............      769,300
                                           ------------
                                             11,861,032
                                           ------------
CONSUMER STAPLES -- 2.8%
    5,200   Alico, Inc. ..................      136,500
    2,000   Farmer Bros. Co. .............      273,000
   80,600   Golden Enterprises, Inc. .....      654,875
   22,500  *Jean-Philippe Fragrances,
              Inc. .......................      182,813
    5,000   Kleinert's Inc. ..............       87,500
   37,100   The Smithfield Companies,
              Inc. .......................      435,925
   11,000   Velcro Industries N.V. .......      673,750
   20,000   WLR Foods, Inc. ..............      330,000
                                           ------------
                                              2,774,363
                                           ------------
ENERGY -- 10.1%
   60,500  *Alamco, Inc. .................      487,781
   28,500  *American Oilfield Divers,
              Inc. .......................      203,063
   50,000  *Belden & Blake Corporation....      875,000
   30,000   Berry Petroleum Company Cl.
              A...........................      303,750
   83,200  *Tom Brown, Inc. ..............    1,216,800
   62,800  *Cliffs Drilling Company.......      934,150
   59,000  *Dreco Energy Services Ltd.
              Cl. A ......................    1,047,250
  128,000  *Equity Oil Company............      752,000
   20,100  *Global Industries, Ltd. ......      603,000
   36,000  *Gulfmark International
              Inc. .......................      891,000

                                              Value
 Shares                                      (Note 1)
   40,000   Lufkin Industries, Inc. ...... $    905,000
   15,400  *McFarland Energy, Inc. .......      117,425
   95,000  *Tide West Oil Company.........    1,270,625
   58,600  *Tucker Drilling Co., Inc. ....      483,450
                                           ------------
                                             10,090,294
                                           ------------
FINANCIAL -- 16.1%
   10,000  *Allied Capital Advisers,
              Inc. .......................       53,125
   42,300   ALLIED Life Financial
              Corporation.................      766,688
   29,400   BHI Corporation...............      463,050
   53,024   Baldwin & Lyons, Inc. Cl. B...      861,640
   20,000  *Benson Financial
              Corporation.................      375,000
   25,800   E.W. Blanch Holdings, Inc. ...      603,075
   34,210   Capitol Transamerica
              Corporation.................      692,753
   10,000  *Danielson Holding
              Corporation.................       68,750
   26,300  *Desert Community Bank.........      381,350
   21,600   Eaton Vance Corp. ............      610,200
   41,300  *Gryphon Holdings Inc. ........      795,025
   25,200  *Hanmi Bank....................      207,900
   60,300   Hilb, Rogal & Hamilton
              Company.....................      806,513
   40,000   Independence Holding
              Company.....................      150,000
   46,200   Intercargo Corporation........      462,000
   11,045   Investors Financial Services
              Corp. ......................      229,184
    1,162   Investors Financial Services
              Corp. Cl. A.................       24,113
   22,000   Iron and Glass Bancorp,
              Inc. .......................      803,000
   12,900   Lawyers Title Corporation.....      246,713
   24,350  *MAIC Holdings, Inc. ..........      827,900
   82,900   Nobel Insurance Limited.......      942,988
   35,375   Oriental Federal Savings
              Bank........................      583,688
   18,000   PXRE Corporation..............      477,000
   46,500   Pennsylvania Manufacturers
              Corporation Cl. A...........      848,624
    5,000  *Philadelphia Consolidated
              Holding Corp. ..............       81,250
   30,200   Piper Jaffray Companies
              Inc. .......................      415,250
    9,000   Poe & Brown, Inc. ............      223,875
   81,250  *Rand Capital Corporation......      284,375
   45,000   Southwest Securities Group,
              Inc. .......................      500,625
    6,510   Titan Holdings, Inc. .........       93,581
   35,900   Transnational Re Corporation
              Cl. A.......................      879,550
   24,600   Trenwick Group Inc. ..........    1,383,750
                                           ------------
                                             16,142,535
                                           ------------
HEALTH -- 1.5%
   11,600   Diagnostic Products
              Corporation.................      439,350
   38,600   Life Technologies, Inc. ......    1,051,850
                                           ------------
                                              1,491,200
                                           ------------
INDUSTRIAL CYCLICALS -- 23.3%
   25,300   Aceto Corporation.............      404,800
    2,000  *Ag-Chem Equipment Co.,
              Inc. .......................       54,000

    The accompanying notes are an integral part of the financial statements.
14

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                              Value
 Shares                                      (Note 1)
INDUSTRIAL CYCLICALS-(CONT'D)
   24,600   American Filtrona
              Corporation................. $    848,700
   23,200  *Art's-Way Manufacturing Co.,
              Inc. .......................      121,800
   10,000   Ash Grove Cement Company......    1,150,000
   41,200   Guy F. Atkinson Company of
              California..................      412,000
   42,100   BHA Group, Inc. Cl. A.........      557,825
   19,300  *Bird Corp. ...................       89,263
   57,100   Blessings Corporation.........      592,413
   53,800  *Chemfab Corporation...........    1,129,800
   84,150  *Conso Products Co. ...........    1,535,738
    6,400   Curtiss-Wright Corporation....      344,000
   30,000  *Detection Systems, Inc. ......      176,250
   40,100  *Devcon International
              Corp. ......................      320,800
  239,900  *DeVlieg-Bullard, Inc. ........      539,775
   41,600   Florida Rock Industries,
              Inc. .......................    1,216,800
   22,600   Gilbert Associates, Inc. Cl.
              A...........................      282,500
   67,100   Hawkins Chemical, Inc. .......      620,675
   42,000  *C. H. Heist Corp. ............      294,000
   30,625  *Hirsch International Corp.
              Cl. A.......................      390,469
   35,800  *Insituform Technologies,
              Inc. .......................      416,175
   27,900   International Aluminum
              Corporation.................      802,125
    5,000  *International Imaging
              Materials, Inc. ............      126,250
   57,100   Lilly Industries, Inc. Cl.
              A...........................      728,025
  170,000  *MK Gold Company...............      425,000
   12,359   MacDermid, Incorporated.......      735,361
    2,700   Paul Mueller Company..........       92,475
   27,000   NN Ball and Roller, Inc. .....      472,500
   61,900   Oshkosh Truck Corporation Cl.
              B...........................      943,975
   21,600   Peerless Mfg. Co. ............      202,500
   15,000  *Pegasus Gold Inc. ............      208,125
   10,000   Penn Engineering and
              Manufacturing Corp. ........      970,000
   31,100  *Perini Corporation............      256,575
      470  *Pioneer Metals, Inc. .........       94,000
   20,700   Puerto Rican Cement Company,
              Inc. .......................      685,688
    1,000   Roto-Rooter, Inc. ............       33,000
   26,000  *Shiloh Industries, Inc. ......      323,375
   60,300  *Simpson Manufacturing Co.,
              Inc. .......................      814,050
    5,000   The L. S. Starrett Company Cl.
              A...........................      129,375
   98,500  *Steel of West Virginia,
              Inc. .......................      911,125
   65,000  *Thermal Industries, Inc. .....      585,000
   17,700  *Todd Shipyards Corporation....      103,988
   31,000   Treadco, Inc. ................      178,250
   16,000  *The Turner Corporation........      134,000
    4,700   Tuscarora Incorporated........      113,975
   17,900  *UNC, Inc. ....................      107,400
   50,000   *Vallen Corporation...........      981,250
   37,900   Versa Technologies, Inc. .....      577,975
                                              Value
 Shares                                      (Note 1)
   10,030  *Wedco Technology, Inc. ....... $    131,644
                                           ------------
                                             23,364,789
                                           ------------
SERVICES -- 12.7%
    7,000   ABM Industries Incorporated...      194,250
   53,400  *Ag Services Of America,
              Inc. .......................      507,300
   18,350   Air Express International
              Corporation.................      422,050
   56,500  *Allwaste, Inc. ...............      268,375
   17,900   AMRESCO Holdings, Inc. .......      228,225
   59,200   *Jenny Craig, Inc. ...........      584,600
   24,100   Dames & Moore.................      292,213
   76,600   DUFF & PHELPS CREDIT RATING
              CO. ........................    1,101,125
   42,900   Ennis Business Forms, Inc. ...      525,525
   10,000   Expediters International of
              Washington, Inc. ...........      261,250
   22,700  *FRP Properties, Inc. .........      465,350
  180,900  *FCA International Ltd. .......      411,184
  125,000   Frozen Food Express
              Industries, Inc. ...........    1,093,750
    3,000   Grey Advertising Inc. ........      600,000
    7,200  *Hornbeck Offshore Services,
              Inc. .......................      141,300
   22,500  *IHOP Corp. ...................      585,000
   12,300   Jackpot Enterprises, Inc. ....      142,988
   11,000   Kenan Transport Company.......      236,500
   10,000   Lawson Products, Inc. ........      245,000
   44,900   Merrill Corporation...........      718,400
   35,500  *Nichols Research
              Corporation.................      914,125
   53,000  *Offshore Logistics, Inc. .....      669,125
   18,500   Plenum Publishing
              Corporation.................      721,500
    2,000   REFAC Technology Development
              Corporation.................       13,250
  105,200   Richardson Electronics,
              Ltd. .......................    1,130,900
   34,300  *Steck-Vaughn Publishing
              Corporation.................      252,963
                                           ------------
                                             12,726,248
                                           ------------
TECHNOLOGY -- 7.6%
   21,500   BGS Systems, Inc. ............      795,500
   21,000  *CSP Inc. .....................      189,000
   29,300  *Comptek Research, Inc. .......      247,219
   11,600  *Continental Circuits
              Corp. ......................      188,500
   10,800  *Dionex Corporation............      612,900
   45,100  *Exar Corporation..............      665,225
   19,300  *Figgie International Inc. Cl.
              A...........................      200,238
   21,300  *Figgie International Inc. Cl.
              B...........................      218,325
   40,482  *Giga-tronics Incorporated.....      318,796
   18,750   Hach Company..................      323,438
   56,000  *ILC Technology, Inc. .........      518,000
   15,400  *Integral Systems, Inc. .......      392,700
   19,400   Kaman Corporation Cl. A.......      215,825
   47,000   Landauer Inc. ................    1,022,250
   10,000  *Liberty Technologies,
              Inc. .......................       50,000

    The accompanying notes are an integral part of the financial statements.
                                                                              15

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                              Value
 Shares                                      (Note 1)
TECHNOLOGY-(CONT'D)
   32,100  *MDL Information Systems,
              Inc. ....................... $    738,300
    8,000   MacNeal-Schwendler
              Corporation.................      128,000
   60,300   Newport Corporation...........      489,938
   14,500   Sage Laboratories, Inc. ......      290,000
                                           ------------
                                              7,604,154
                                           ------------
RETAIL -- 8.0%
   33,000  *Brookstone, Inc. .............      272,250
   46,700  *The Buckle, Inc. .............      828,925
   67,700  *CATHERINES STORES
              CORPORATION.................      558,525
  101,700   Cato Corporation Cl. A........      788,175
    5,000  *Crown Books Corporation.......       61,250
    2,500   Dart Group Corporation Cl.
              A...........................      233,750
  141,900  *The Dress Barn, Inc. .........    1,401,263
   18,100  *Mikasa, Inc. Cl. B............      244,350
    9,311  *Monro Muffler Brake, Inc. ....      129,190
   41,400   Oshkosh B'Gosh, Inc. Cl. A....      724,500
   65,000  *Stein Mart, Inc. .............      715,000
  146,800  *Suzy Shier Ltd. ..............      317,530
  109,000  *TBC Corporation...............      940,125
  112,157  *The Wet Seal, Inc. Cl. A......      757,060
                                           ------------
                                              7,971,893
                                           ------------
UTILITIES -- 0.5%
   34,860   Southwest Water Company.......      335,528
   10,000  *Vertex Communications
              Corporation.................      168,750
                                           ------------
                                                504,278
                                           ------------
            Total Common Stocks
              (Cost $76,330,849)..........   94,530,786
                                           ------------
                                              Value
 Shares                                      (Note 1)

PREFERRED STOCKS -- 0.6%
   12,250   Bird Corp. $1.85 Conv. ....... $    232,750
   12,500   Sterling Financial Corporation
              $1.8125 Conv. Cum. .........      365,625
                                           ------------
            Total Preferred Stocks
              (Cost $514,977).............      598,375
                                           ------------
REPURCHASE AGREEMENT -- 6.0%
State Street Bank and Trust Company, 5.25%
  due 1/02/96, collateralized by U.S.
  Treasury Bond, 7.25% due 5/15/16, valued
  at $6,144,936 (Cost $6,024,000).........    6,024,000
                                           ------------
TOTAL INVESTMENTS -- 101.1%
  (COST $82,869,826)......................  101,153,161
LIABILITIES LESS CASH AND OTHER
  ASSETS -- (1.1%)........................  (1,087,795)
                                           ------------
NET ASSETS -- 100.0%...................... $100,065,366
                                           ------------
                                           ------------

* Non-income producing security.

INCOME TAX INFORMATION -- The cost of total investments for federal income tax purposes was $82,990,854. At December 31, 1995, net unrealized appreciation for all securities was $18,162,307, consisting of aggregate gross unrealized appreciation of $20,018,111 and aggregate gross unrealized depreciation of $1,855,804.

    The accompanying notes are an integral part of the financial statements.

ROYCE MICRO-CAP TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                          December 31, 1995
                                                                                          -----------------
ASSETS:
Investments in securities, at value (identified cost $82,869,826)......................     $ 101,153,161
Receivable for dividends and interest..................................................           149,717
Receivable for investments sold........................................................            17,972
Deferred organizational costs and other assets.........................................            45,406
                                                                                          -----------------
     Total Assets......................................................................       101,366,256
                                                                                          -----------------
LIABILITIES:
Payable for investments purchased......................................................         1,140,777
Payable for investment advisory fees...................................................            38,080
Payable for administration fees........................................................            16,476
Accrued expenses.......................................................................           105,557
                                                                                          -----------------
     Total Liabilities.................................................................         1,300,890
                                                                                          -----------------
     Net Assets........................................................................     $ 100,065,366
                                                                                          -----------------
                                                                                          -----------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income....................................................     $      25,441
Accumulated net realized gain on investments...........................................           461,617
Net unrealized appreciation on investments.............................................        18,283,335
Capital stock..........................................................................            11,258
Additional paid-in capital.............................................................        81,283,715
                                                                                          -----------------
     Net Assets........................................................................     $ 100,065,366
                                                                                          -----------------
                                                                                          -----------------
PRICING OF SHARES:
Net asset value per share
  ($100,065,366[div]11,258,010 shares outstanding).....................................             $8.89
                                                                                                    -----
                                                                                                    -----

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        Year Ended           Year Ended
                                                                     December 31, 1995    December 31, 1994
                                                                     -----------------    -----------------
INVESTMENT ACTIVITIES:
     Net investment income........................................     $     243,167         $   156,686
     Net realized gain on investments.............................         4,317,779             229,922
     Net change in unrealized appreciation on investments.........        14,101,960           3,785,535
                                                                     -----------------    -----------------
          Total from investment activities........................        18,662,906           4,172,143
                                                                     -----------------    -----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income........................................          (217,726)           (216,571)
     Net realized gain on investments.............................        (3,701,343)           (324,856)
                                                                     -----------------    -----------------
          Total from dividends and distributions..................        (3,919,069)           (541,427)
                                                                     -----------------    -----------------
CAPITAL STOCK TRANSACTIONS:
     Adjustments to additional paid-in capital....................         --                     30,315
     Proceeds from rights offering................................         --                  7,356,629
     Dividend and distribution reinvestment.......................         2,787,701             389,916
                                                                     -----------------    -----------------
          Total capital stock transactions........................         2,787,701           7,776,860
                                                                     -----------------    -----------------
NET INCREASE IN NET ASSETS........................................        17,531,538          11,407,576
NET ASSETS:
     Beginning of year............................................        82,533,828          71,126,252
                                                                     -----------------    -----------------
     End of year (including undistributed net investment income of
       $25,441 at December 31, 1995)..............................     $ 100,065,366         $82,533,828
                                                                     -----------------    -----------------
                                                                     -----------------    -----------------

   The accompanying notes are an integral part of the financial statements.
                                                                              17

ROYCE MICRO-CAP TRUST, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                                          December 31, 1995
                                                                                          -----------------
INVESTMENT INCOME:
     Dividends.........................................................................      $ 1,224,719
     Interest..........................................................................          269,778
                                                                                          -----------------
          Total Income.................................................................        1,494,497
                                                                                          -----------------
EXPENSES:
     Investment advisory fees..........................................................          715,911
     Administration fees...............................................................          186,625
     Custodian and transfer agent fees.................................................           75,612
     Shareholder reports...............................................................           65,725
     Legal and auditing fees...........................................................           60,036
     Postage and supplies..............................................................           55,733
     Administrative and clerical services..............................................           39,225
     Directors' fees...................................................................           30,140
     Organizational expenses...........................................................           13,860
     Facilities and office space.......................................................           11,341
     Fee waived by investment adviser..................................................           (2,878)
                                                                                          -----------------
          Total Expenses...............................................................        1,251,330
                                                                                          -----------------
          Net Investment Income........................................................          243,167
                                                                                          -----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments..................................................        4,317,779
     Net change in unrealized appreciation on investments..............................       14,101,960
                                                                                          -----------------
     Net realized and unrealized gain on investments...................................       18,419,739
                                                                                          -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................      $18,662,906
                                                                                          -----------------
                                                                                          -----------------

    The accompanying notes are an integral part of the financial statements.

ROYCE MICRO-CAP TRUST, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                                    Year Ended           For the Period
                                                                   December 31,        December 14, 1993*
                                                                -------------------         through
                                                                  1995       1994      December 31, 1993
                                                                --------    -------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................   $   7.58    $  7.27          $  7.25
                                                                --------    -------          -------
FROM INVESTMENT ACTIVITIES:
  Net investment income......................................       0.02       0.01               --
  Net realized and unrealized gain on investments............       1.69       0.41             0.02
                                                                --------    -------          -------
     Total from investment activities........................       1.71       0.42             0.02
                                                                --------    -------          -------
DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income......................................      (0.02)     (0.02)              --
  Net realized gain on investments...........................      (0.34)     (0.03)              --
                                                                --------    -------          -------
     Total dividends and distributions.......................      (0.36)     (0.05)              --
                                                                --------    -------          -------
CAPITAL STOCK TRANSACTIONS:
  Effect of reinvestment of distributions....................      (0.04)        --               --
  Effect of rights offering..................................         --      (0.06)              --
                                                                --------    -------          -------
     Total capital stock transactions........................      (0.04)     (0.06)              --
                                                                --------    -------          -------
NET ASSET VALUE, END OF PERIOD...............................   $   8.89    $  7.58          $  7.27
                                                                --------    -------          -------
                                                                --------    -------          -------
MARKET VALUE, END OF PERIOD..................................   $   8.00    $  7.00          $  7.50
                                                                --------    -------          -------
                                                                --------    -------          -------
TOTAL RETURN:(a)
  Net Asset Value............................................       22.9%       6.0%             0.3%
  Market Value...............................................       19.8%      (5.1)%            0.0%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period in thousands.......................   $100,065    $82,534          $71,126
Ratio of Expenses to Average Net Assets (including management
  fee).......................................................       1.36%      1.88%            1.92%(b)**
Ratio of Management Fee to Average Net Assets................       0.77%      1.20%             0.0%
Ratio of Net Investment Income (Loss) to Average Net
  Assets.....................................................       0.26%      0.21%           (0.06)%(b)**
Portfolio Turnover Rate......................................         51%        23%              0%

------------

  * Commencement of operations.
 ** Annualized.
(a) The Net Asset Value and Market Value Total Returns assume a continuous stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in primary rights offerings.
(b) Presented after waiver by the Investment Adviser and Administrator. For the period ended December 31, 1993, the ratios of expenses and net investment loss to average net assets would have been 2.12% and (.26)%, respectively, absent such waivers.

    The accompanying notes are an integral part of the financial statements.

ROYCE MICRO-CAP TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Royce Micro-Cap Trust, Inc. (the 'Fund'), formerly named Royce OTC Micro-Cap Fund, Inc., is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 and was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

Valuation of Investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for both book and tax purposes.

Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption 'Income Tax Information'.

Dividends and Distributions:

     Dividends and capital gains distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to additional paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end will be distributed in the following year.

Repurchase Agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ('SSB&T'), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreement. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

ROYCE MICRO-CAP TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

Organizational Expenses:

     Costs of $70,000 incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight line basis over a five year period from the date the Fund commenced operations.

NOTE 2. INVESTMENT ADVISORY AGREEMENT:

     Under the Investment Advisory Agreement between Quest Advisory Corp. ('Quest') and the Fund, the Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the net assets of the Fund at the end of each month included in the applicable performance period, which is a rolling period of up to 36 months, beginning January 1, 1994 and ending with the most recent calendar month.

     The Basic Fee for such monthly period may be increased or decreased, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than 2 percentage points, or is exceeded by more than 2 percentage points, by the percentage change in the investment record of the Nasdaq Composite Index (the 'Index') for the performance period.

     The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of 0.5%. Accordingly, for each month, the maximum fee rate as adjusted for performance is 1/12 of 1.5% and would be payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Index by 12 or more percentage points for the performance period. The minimum fee rate as adjusted for performance is 1/12 of 0.5% and would be payable if the percentage change in the investment record of the Index exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

     For the year ended December 31, 1995, the Fund paid Quest advisory fees totaling $713,033, which is net of $2,878 voluntarily waived by Quest.

NOTE 3. ADMINISTRATION AGREEMENT:

     Under the Administration Agreement with the Fund, Mitchell Hutchins Asset Management Inc. (the 'Administrator') serves as the Fund's Administrator. The Administrator performs or assists in certain aspects of the Fund's operations. Under the terms of the Administration Agreement, a monthly administration fee is paid to the Administrator at an annual rate of 0.20% of the Fund's average net assets.

NOTE 4. CAPITAL STOCK:

     At December 31, 1995, there were 150,000,000 shares of common stock, $0.001 par value, authorized. Capital stock transactions for the years ended December 31, 1995 and 1994 were as follows:

                                                           Year Ended                Year Ended
                                                        December 31, 1995         December 31, 1994
                                                      ---------------------    -----------------------
                                                      Shares       Amount       Shares        Amount
                                                      -------    ----------    ---------    ----------
Adjustments to additional paid-in capital..........        --            --           --    $   30,315
Proceeds from rights offering......................        --            --    1,039,756     7,356,629
Dividend and distribution reinvestment.............   371,693    $2,787,701       57,765       389,916

ROYCE MICRO-CAP TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     During the quarter ended December 31, 1994, the Fund completed a rights offering of 1,039,756 shares to its stockholders at the rate of one share for each five rights held by stockholders of record on September 28, 1994. These shares were priced at $7.00, which was $.125 below the highest reported bid price for a share of the Fund's Common Stock on the Nasdaq National Market on October 31, 1994. Thirty-eight percent of the offering was subscribed for through primary subscription. The remaining shares were purchased by those stockholders who subscribed with their primary rights and who also elected to purchase additional shares using over-subscription rights.

NOTE 5. PURCHASES AND SALES OF SECURITIES:

     For the  year  ended December  31,  1995, the  cost  of purchases  and  the
proceeds   from  the  sales  of   investment  securities,  excluding  short-term
securities, amounted to $44,015,753 and $45,206,915, respectively.

NOTE 6. QUARTERLY RESULTS OF OPERATIONS: (UNAUDITED)

                                                                      Net Realized         Net Increase
                                                                     and Unrealized      (Decrease) in Net
                                                 Net Investment      Gain (Loss) on      Assets Resulting
                                                  Income (Loss)        Investments        from Operations
                                                 ---------------    -----------------    -----------------
                                                 Total     Per       Total      Per       Total      Per
                Quarter Ended                    (000)    Share      (000)     Share      (000)     Share
----------------------------------------------   -----    ------    -------    ------    -------    ------
December 31, 1995.............................   $ 159    $ 0.01    $   137    $ 0.01    $   296      0.02
September 30, 1995............................     122      0.01      7,825      0.72      7,947      0.73
June 30, 1995.................................     (22)    (0.00)     6,541      0.60      6,519      0.60
March 31, 1995................................     (16)    (0.00)     3,917      0.36      3,901      0.36
                                                 -----    ------    -------    ------    -------    ------
     Totals...................................   $ 243    $ 0.02    $18,420    $ 1.69    $18,663      1.71
                                                 -----    ------    -------    ------    -------    ------
                                                 -----    ------    -------    ------    -------    ------

December 31, 1994.............................   $  (6)   $(0.00)   $  (125)   $(0.01)   $  (131)   $(0.01)
September 30, 1994............................     (57)    (0.01)     3,640      0.37      3,583      0.36
June 30, 1994.................................      23      0.00         80      0.01        103      0.01
March 31, 1994................................     197      0.02        420      0.04        617      0.06
                                                 -----    ------    -------    ------    -------    ------
     Totals...................................   $ 157    $ 0.01    $ 4,015    $ 0.41    $ 4,172    $ 0.42
                                                 -----    ------    -------    ------    -------    ------
                                                 -----    ------    -------    ------    -------    ------



     At the Special Meeting of Stockholders held on November 28, 1995, Fund stockholders approved changes in the Fund's fundamental investment policies concerning the issuance of senior securities and the borrowing of money and in its fundamental investment policy concerning loans to permit the Fund to lend its portfolio securities, as follows:

                                                         VOTES      VOTES CAST      VOTES
                     PROPOSALS                         CAST FOR      AGAINST      ABSTAINED
----------------------------------------------------   ---------    ----------    ---------
Change in investment policy concerning senior
  securities and borrowing                             4,877,651      570,886      235,880

Change in investment policy concerning portfolio
  securities lending                                   5,100,759      390,614      193,043

ROYCE MICRO-CAP TRUST, INC.
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF ROYCE MICRO-CAP TRUST, INC.

     We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc. as of December 31, 1995, including the schedule of investments and the related statement of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of Royce Micro-Cap Trust, Inc. for the year ended December 31, 1994 and the financial highlights for the year ended December 31, 1994 and the period ended December 31, 1993, were audited by other auditors whose report dated February 13, 1995, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the 1995 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. as of December 31, 1995, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                         ERNST & YOUNG LLP

New York, New York
February 12, 1996

OFFICERS
Charles M. Royce, President and Treasurer
Jack E. Fockler, Jr., Vice President
W. Whitney George, Vice President
Daniel A. O'Byrne, Vice President and
  Assistant Secretary
Susan I. Grant, Secretary

INVESTMENT ADVISER
Quest Advisory Corp.
1414 Avenue of the Americas
New York, NY 10019

ADMINISTRATOR
Mitchell Hutchins Asset Management
1285 Avenue of the Americas
New York, NY 10019

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP


CUSTODIAN, TRANSFER AGENT
  AND REGISTRAR
State Street Bank and Trust Company

DIRECTORS
Thomas R. Ebright
     Quest Advisory Corp., Vice President
     Royce, Ebright & Associates, Inc., President

Richard M. Galkin
     Richard M. Galkin Associates Inc.,
       President

Stephen L. Isaacs
     Columbia University Development Law and
       Policy Program, Director; Attorney

David L. Meister
     Communications Industry, Consultant

Charles M. Royce
     Quest Advisory Corp., President





                          Royce Micro-Cap Trust, Inc.
                               Annual Report 1995
                          1414 Avenue of the Americas
                            New York, New York 10019
                                 (800) 221-4268




                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as `D'
The division sign shall be expressed as [div]



                                  GRAPHIC APPENDIX

On page 2 of the paper format Royce Micro-Cap Trust report:
Picture of a man in a cape flying
Picture of Albert Einstein

On page 3 of the paper format Royce Micro-Cap Trust report:
A picture of a scale balancing a dollar sign and a factory
A picture of a man in a long white coat pointing with a pointer

On page 4 of the paper format Royce Micro-Cap Trust report:
A bullseye and A picture of a sad face

On page 5 of the paper format Royce Micro-Cap Trust report:
A picture of a boy daydreaming
A picture of two Stone-Age men building a rocket

On page 6 of the paper format Royce Micro-Cap Trust report:
A line graph showing the Dow Jones Industrial Average's performance from December 1975 to December 1995

On page 7 of the paper format Royce Micro-Cap Trust report:
A picture of a happy alarm clock ringing